Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

The following transactions/changes have impacted the reporting of our results:

On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

On July 1, 2010 and August 2, 2010 we completed the acquisitions of Global Investment Servicing ("GIS") and BHF Asset Servicing GmbH ("BAS"). The financial results for GIS are included in the Investment Services and Other businesses. The financial results for BAS are included in the Investment Services business.

On January 1, 2010, we adopted SFAS No. 167, “Amendments to FASB Interpretation No. 46 (R).” Certain investment management funds are disclosed separately on our balance sheet and securitizations are included in available-for-sale securities. The income statement separately discloses the operations of consolidated asset management funds and the net income attributable to noncontrolling interests of consolidated investment management funds; previously these were disclosed as investment management and performance fees revenue and investment and other income.

The following items have impacted the comparability of our results:

Results for the first quarter of 2010 include a charge related to special litigation reserves.

Expense efficiency restructuring charges - Recorded charges in 2010 and 2011

All of these items are detailed in the trends that follow.

Certain immaterial reclassifications have been made to prior periods to place them on a basis comparable with the current period's presentation.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any business.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Non-GAAP Financial Measures’ and ‘Supplemental Information - Explanation of Non-GAAP Financial Measures' in The Bank of New York Mellon Corporation Quarterly Earnings Review dated October 17, 2012, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the business trends data versus business data on the Form 10-K for the year ended December 31, 2011 or other reports filed with the SEC.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Revenue:
Investment services fees
Asset servicing	$637	$668	$863	$908	$917	$973	$922	$885	$943	$950	$942
Issuer services	333	354	364	409	351	365	442	287	251	275	311
Clearing services	230	245	252	278	292	292	297	278	303	309	287
Treasury services	131	125	139	135	134	134	133	134	136	134	138

Total investment services fees	1,331	1,392	1,618	1,730	1,694	1,764	1,794	1,584	1,633	1,668	1,678
Investment management and performance fees	686	686	696	800	764	779	729	730	745	797	779
Foreign exchange & other trading revenue	262	220	146	258	198	222	200	228	191	180	182
Distribution and servicing	48	51	56	55	53	49	43	42	46	46	48
Financing-related fees	50	48	49	48	43	49	40	38	44	37	46
Investment and other income	145	145	97	79	81	145	83	146	139	48	124

Total fee revenue	2,522	2,542	2,662	2,970	2,833	3,008	2,889	2,768	2,798	2,776	2,857
Net Securities gains (losses)	7	13	6	1	5	48	(2)	(3)	40	50	22

Total fee and other revenue	2,529	2,555	2,668	2,971	2,838	3,056	2,887	2,765	2,838	2,826	2,879
Income of consolidated investment management funds	65	65	37	59	110	63	32	(5)	43	57	47
Net interest revenue	765	722	718	720	698	731	775	780	765	734	749

Total revenue	3,359	3,342	3,423	3,750	3,646	3,850	3,694	3,540	3,646	3,617	3,675
Provision for credit losses	35	20	(22)	(22)	—	—	(22)	23	5	(19)	(5)
Noninterest expenses	2,310	2,219	2,429	2,624	2,578	2,645	2,573	2,546	2,551	2,572	2,584
Amortization of intangible assets	97	98	111	115	108	108	106	106	96	97	95

Merger & integration, litigation and restructuring charges (a)	33	(1)	71	64	11	63	92	176	109	378	26

Total noninterest expense	2,440	2,316	2,611	2,803	2,697	2,816	2,771	2,828	2,756	3,047	2,705
Income/ (loss) from continuing operations before taxes	884	1,006	834	969	949	1,034	945	689	885	589	975
Income taxes	258	304	220	265	279	277	281	211	254	93	225

Income/ (loss) from continuing operations	626	702	614	704	670	757	664	478	631	496	750
Income/ (loss) from discontinued operations, net of tax	(42)	(10)	(3)	(11)	—	—	—	—	—	—	—
Net income attributable to noncontrolling interest	(25)	(34)	11	(15)	(45)	(22)	(13)	27	(12)	(30)	(25)
Preferred dividends	—	—	—	—	—	—	—	—	—	—	(5)

Net income/ (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$559	$658	$622	$678	$625	$735	$651	$505	$619	$466	$720

EPS from continuing operations (b)	$0.49	$0.55	$0.51	$0.55	$0.50	$0.59	$0.53	$0.42	$0.52	$0.39	$0.61

Market value of assets under management at period-end (in billions)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359

Market value of assets under custody and administration at period-end (in trillions)	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8	$26.6	$27.1	$27.9

Market value of securities on loan at period-end (in billions)	$253	$248	$279	$278	$278	$273	$250	$269	$265	$275	$259

Pre-tax operating margin
GAAP	26%	30%	24%	26%	26%	27%	26%	19%	24%	16%	27%
Non-GAAP adjusted (c)	30%	32%	30%	30%	28%	31%	31%	28%	30%	29%	29%
Return on common equity (annualized)
GAAP	8.2%	8.8%	7.8%	8.5%	7.7%	8.8%	7.6%	5.9%	7.4%	5.5%	8.3%
Return on tangible common equity (annualized):
Non-GAAP	25.8%	25.7%	26.3%	27.5%	24.3%	26.3%	22.1%	17.7%	21.0%	15.7%	22.1%
Percent of non-US fee and net interest revenue - GAAP	34%	35%	36%	38%	36%	37%	39%	34%	36%	37%	37%
Percent of non-US fee and net interest revenue - Non-GAAP (d)	35%	35%	36%	38%	37%	37%	39%	34%	37%	37%	37%

(a)	2010 and 1st quarter 2011 exclude litigation expense. For those periods, litigation expense is included in “Noninterest expenses”.
(b)	Includes $0.08 and $0.18 of litigation expense for 1st quarter 2010 and 2nd quarter 2012, respectively.
(c)	Calculated excluding M&I expenses, restructuring charges, litigation expense, and noncontrolling interest related to consolidated asset management funds. 2010 and 1st quarter 2011 calculations include litigation expense.
(d)	Calculated excluding net securities gains (losses) and including noncontrolling interest related to consolidated asset management funds.

Note: See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS -11 Quarter Trend

FEE AND OTHER REVENUE

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Investment services fees
Asset servicing	$608	$622	$826	$870	$880	$911	$881	$842	$894	$891	$893
Securities lending	29	46	37	38	37	62	41	43	49	59	49
Issuer services	333	354	364	409	351	365	442	287	251	275	311
Memo: Issuer Services excluding Shareowner Services	283	298	318	360	292	314	400	245	251	275	311
Clearing services	230	245	252	278	292	292	297	278	303	309	287
Treasury services	131	125	139	135	134	134	133	134	136	134	138

Total investment services fees	1,331	1,392	1,618	1,730	1,694	1,764	1,794	1,584	1,633	1,668	1,678
Investment management and performance fees	686	686	696	800	764	779	729	730	745	797	779
Foreign exchange & other trading revenue	262	220	146	258	198	222	200	228	191	180	182
Distribution and servicing	48	51	56	55	53	49	43	42	46	46	48
Financing-related fees	50	48	49	48	43	49	40	38	44	37	46
Investment and other income	145	145	97	79	81	145	83	146	139	48	124

Total fee revenue	2,522	2,542	2,662	2,970	2,833	3,008	2,889	2,768	2,798	2,776	2,857
Net securities gains (losses)	7	13	6	1	5	48	(2)	(3)	40	50	22

Total fee and other revenue - GAAP (a)	2,529	2,555	2,668	2,971	2,838	3,056	2,887	2,765	2,838	2,826	2,879
Less: Fee and Other revenue related to Shareowner Services	54	58	47	52	62	54	44	142	—	(3)	—

Total fee and other revenue ex Shareowner Services - Non-GAAP	2,475	2,497	2,621	2,919	2,776	3,002	2,843	2,623	2,838	2,829	2,879

Fee and other revenue as a percentage of total revenue - Non-GAAP (b)	75%	76%	78%	79%	78%	79%	78%	78%	78%	78%	78%

Market value of assets under management at period-end (in billions)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359

Market value of assets under custody and administration at period-end (in trillions)	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8	$26.6	$27.1	$27.9

Market value of securities on loan at period-end (in billions)	$253	$248	$279	$278	$278	$273	$250	$269	$265	$275	$259

S&P 500 Index - period-end	1169	1031	1141	1258	1326	1321	1131	1258	1408	1362	1441

S&P 500 Index - daily average	1123	1135	1095	1204	1302	1318	1227	1224	1347	1351	1400

(a)	The GIS and BAS acquisitions were completed on July 1, 2010 and August 2, 2010, respectively. The Shareowner Services business was sold on December 31, 2011.
(b)	Excludes net securities gains/(losses).

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$60,431	0.83%	$59,660	0.81%	$57,637	0.90%	$59,291	0.98%
Interest-bearing deposits with Federal Reserve & other essential banks	9,813	0.40	16,787	0.32	20,367	0.32	34,068	0.32
Other Short Term Investment (FRB)	—	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	4,559	0.46	5,553	3.15	4,514	0.50	4,577	0.46
Margin loans	6,269	1.47	6,289	1.55	7,484	1.48	9,508	1.34
Non-margin loans:
Domestic offices	21,072	2.74	21,754	2.55	21,856	2.57	21,093	2.54
Foreign offices	9,428	1.61	9,486	1.53	9,226	1.44	9,727	1.53

Total non-margin loans	30,500	2.39	31,240	2.24	31,082	2.22	30,820	2.23
Securities
U.S. government obligations	7,229	1.63	11,390	1.51	12,849	1.61	14,337	1.63
U.S. government agency obligations	20,074	3.29	21,406	2.95	20,221	2.98	20,466	3.09
Obligations of states and political subdivisions	615	6.43	587	6.53	557	6.37	934	5.32
Other securities	30,075	3.86	31,987	3.55	31,770	3.43	33,045	3.25
Trading securities	3,194	2.57	2,698	3.02	3,698	2.44	2,877	2.44

Total securities	61,187	3.36	68,068	3.02	69,095	2.96	71,659	2.87

Total interest-earning assets	172,759	1.99	187,597	1.90	190,179	1.80	209,923	1.70
Allowance for credit losses	(538)		(530)		(494)		(463)
Cash and due from banks	3,903		4,224		4,094		4,335
Other assets	50,007		50,220		49,577		50,459
Discontinued Operations	247		223		—		—
Total Asset Consol VIE FAS 167	13,947		14,675		14,342		14,226

Total Assets	$240,325		$256,409		$257,698		$278,480

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$4,466	0.52%	$6,296	0.40%	$5,417	0.38%	$4,029	0.41%
Savings	1,316	0.31	1,352	0.26	1,518	0.12	1,561	0.12
Demand Deposits	73	0.96	81	0.97	82	0.86	85	0.91
Other time deposits	27,654	0.08	29,287	0.08	32,119	0.10	34,853	0.09
Foreign offices	70,524	0.13	74,760	0.14	77,379	0.19	85,430	0.26

Total interest-bearing deposits	104,033	0.13	111,776	0.14	116,515	0.17	125,958	0.22
Federal funds purchased and securities under repurchase agreements	5,984	0.09	7,256	2.13	5,172	0.07	10,894	0.06
Trading Liabilities	1,961	2.51	1,704	2.06	2,764	1.86	1,524	2.35
Other borrowed funds	2,068	0.85	1,999	0.80	1,821	1.61	1,877	0.99
Payables to customers and broker-dealers	6,910	0.08	5,878	0.11	6,701	0.10	6,843	0.09
Long-term debt	16,798	2.04	16,624	1.87	17,014	1.87	17,380	1.63

Total interest-bearing liabilities	137,754	0.41	145,237	0.47	149,987	0.40	164,476	0.38
Total noninterest-bearing deposits	33,198		39,625		38,616		43,038
Other liabilities	23,770		24,740		22,350		23,694
Discontinued Operations	247		223		—		—
VIE Liabilities & Obligations FAS 167	12,778		13,481		13,114		12,966
Total Shareholders’ Equity	31,868		32,379		32,827		33,464
Noncontrolling interest	710		724		804		842

Total liabilities and shareholders’ equity	$240,325		$256,409		$257,698		$278,480

Net interest margin - Taxable equivalent basis		1.67%		1.54%		1.49%		1.41%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates (continued)

	Quarter Ended
	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$60,412	1.00%	$43,628	1.08%	$35,095	1.30%	$38,474	0.98%	$41,201	0.96%
Interest-bearing deposits with Federal Reserve & other essential banks	61,115	0.31	72,118	0.32	63,525	0.27	57,904	0.27	61,849	0.21
Other Short Term Investment (FRB)	—	—	—	—	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	4,865	0.71	5,271	0.64	5,174	0.73	5,493	0.62	5,315	0.64
Margin loans	9,379	1.34	11,886	1.26	12,901	1.29	13,331	1.27	13,033	1.30
Non-margin loans:
Domestic offices	21,583	2.43	21,794	2.37	20,128	2.46	19,663	2.52	18,821	2.62
Foreign offices	9,527	1.52	10,556	1.54	10,180	1.77	9,998	1.86	10,574	1.61

Total non-margin loans	31,110	2.15	32,350	2.10	30,308	2.23	29,661	2.30	29,395	2.26
Securities
U.S. government obligations	14,079	1.57	18,693	1.45	17,268	1.56	15,387	1.65	18,917	1.39
U.S. government agency obligations	20,998	2.93	25,006	2.58	32,347	2.44	39,070	2.23	41,430	1.94
Obligations of states and political subdivisions	1,611	4.13	2,452	3.47	3,354	2.97	4,777	2.65	5,933	2.57
Other securities	34,175	3.30	33,830	3.19	33,839	2.84	32,625	2.51	33,724	2.51
Trading securities	2,509	2.62	2,490	2.94	2,520	2.78	3,033	2.57	4,431	2.40

Total securities	73,372	2.87	82,471	2.60	89,328	2.44	94,892	2.25	104,435	2.06

Total interest-earning assets	240,253	1.55	247,724	1.50	236,331	1.56	239,755	1.48	255,228	1.40
Allowance for credit losses	(437)		(384)		(392)		(382)		(361)
Cash and due from banks	5,204		4,695		4,271		4,412		4,277
Other assets	53,305		52,200		49,690		49,933		48,775
Discontinued Operations	—		—		—		—		—
Total Asset Consol VIE FAS 167	13,138		11,839		11,444		11,284		10,995

Total Assets	$311,463		$316,074		$301,344		$305,002		$318,914

Liabilities and total equity

Interest-bearing liabilities:
Money market rate accounts	$4,532	0.35%	$4,666	0.27	$4,299	0.27	$8,236	0.24	$9,004	0.16
Savings	1,613	0.12	1,080	0.15	704	0.10	702	0.13	730	0.17
Demand Deposits	79	0.82	83	0.77	147	0.36	185	0.32	720	1.06
Other time deposits	35,991	0.07	36,020	0.07	33,618	0.08	33,180	0.11	34,193	0.07
Foreign offices	83,580	0.26	88,494	0.22	86,670	0.15	88,179	0.13	93,613	0.10

Total interest-bearing deposits	125,795	0.21	130,343	0.18	125,438	0.14	130,482	0.13	138,260	0.10
Federal funds purchased and securities under repurchase agreements	10,164	0.03	8,008	(0.07)	8,584	(0.02)	11,254	0.01	10,092	(0.06)
Trading Liabilities	1,911	1.25	1,225	1.62	1,153	1.55	1,256	1.87	1,397	1.87
Other borrowed funds	2,256	0.77	2,159	0.93	2,579	0.79	2,550	0.99	1,855	0.72
Payables to customers and broker-dealers	7,692	0.10	8,023	0.08	7,555	0.11	7,895	0.10	8,141	0.10
Long-term debt	18,256	1.60	19,546	1.55	20,538	1.79	20,084	1.67	19,535	1.66

Total interest-bearing liabilities	166,074	0.37	169,304	0.34	165,847	0.34	173,521	0.32	179,280	0.28
Total noninterest-bearing deposits	73,389		76,309		66,613		62,860		70,230
Other liabilities	25,462		25,433		24,248		23,588		23,712
Discontinued Operations	—		—		—		—		—
VIE Liabilities & Obligations FAS 167	11,728		10,516		10,159		10,072		9,686
Total Shareholders’ Equity	34,008		33,761		33,718		34,123		34,522
Noncontrolling interest	802		752		759		838		1,484

Total liabilities and total equity	$311,463		$316,074		$301,344		$305,002		$318,914

Net interest margin - Taxable equivalent basis		1.30%		1.27%		1.32%		1.25%		1.20%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

NONINTEREST EXPENSE

	2010				2011				2012
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Staff:
Compensation	$753	$763	$850	$871	$876	$903	$903	$885	$861	$866	$893
Incentives	284	272	289	348	325	328	328	281	352	311	306
Employee benefits	183	199	205	198	223	232	226	216	240	238	237

Total staff	1,220	1,234	1,344	1,417	1,424	1,463	1,457	1,382	1,453	1,415	1,436
Professional, legal and other purchased services	241	256	282	320	283	301	311	322	299	309	292
Software and equipment	169	162	187	207	206	203	193	213	205	209	208
Net occupancy	137	143	150	158	153	161	151	159	147	141	149
Distribution and servicing	89	90	94	104	111	109	100	96	101	103	109
Sub-custodian	52	65	60	70	68	88	80	62	70	70	65
Business development	52	68	63	88	56	73	57	75	56	71	60
Other	350	201	249	260	277	247	224	237	220	254	265

Subtotal (a)	$2,310	$2,219	$2,429	$2,624	$2,578	$2,645	$2,573	$2,546	$2,551	$2,572	$2,584
Amortization of intangible assets	97	98	111	115	108	108	106	106	96	97	95
Merger & integration, litigation and restructuring charges (b)	33	(1)	71	64	11	63	92	176	109	378	26

Total noninterest expense	$2,440	$2,316	$2,611	$2,803	$2,697	$2,816	$2,771	$2,828	$2,756	$3,047	$2,705

Memo:
Total noninterest expense excluding M&I, restructuring, litigation, amortization of intangible and direct expense related to Shareowner Services -Non-GAAP (b)	$2,263	$2,170	$2,387	$2,574	$2,532	$2,598	$2,536	$2,500	$2,551	$2,572	$2,584
Full Time Employees at period-end (c)	42,300	42,700	47,700	48,000	48,400	48,900	49,600	48,700	47,800	48,200	48,700

(a)	The GIS and BAS acquisitions were completed on July 1, 2010 and August 2, 2010, respectively. The Shareowner Services business was sold on December 31, 2011.
(b)	2010 and 1st quarter 2011 exclude litigation expense. For those periods, litigation expense is included in "Other".
(c)	Represents full time employees.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 11 Quarter Trend

	2010				2011				2012
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Market value of assets under management at period-end (in billions)
Institutional	$620	$595	$639	$639	$701	$733	$719	$757	$829	$835	$882
Mutual Funds	396	370	418	454	451	462	406	427	404	388	398
Private Client	89	82	84	79	77	79	73	76	75	76	79

Total market value of assets under management (a)	1,105	1,047	1,141	1,172	1,229	1,274	1,198	1,260	1,308	1,299	1,359

Composition of assets under management at period-end
Equity	31%	30%	31%	32%	34%	34%	30%	31%	33%	32%	33%
Fixed Income	28%	30%	30%	29%	30%	31%	35%	35%	35%	37%	37%
Money Market	30%	30%	29%	29%	27%	26%	27%	26%	24%	23%	23%
Alternative investments and overlay	11%	10%	10%	10%	9%	9%	8%	8%	8%	8%	7%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Market value of assets under custody and administration at period-end (in trillions)	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8	$26.6	$27.1	$27.9

Market value of securities on loan at period-end (b)	$253	$248	$279	$278	$278	$273	$250	$269	$265	$275	$259

Market Indices
S&P 500 Index (c)	1169	1031	1141	1258	1326	1321	1131	1258	1408	1362	1441
S&P 500 Index -daily average	1123	1135	1095	1204	1302	1318	1227	1224	1347	1351	1400
FTSE 100 Index (c)	5680	4917	5549	5900	5909	5946	5128	5572	5768	5571	5742
FTSE 100 Index-daily average	5431	5361	5312	5760	5945	5906	5470	5424	5818	5555	5742
MSCI World Index (c)	1201	1041	1179	1280	1335	1331	1104	1183	1312	1236	1312
MSCI World Index	1162	1139	1120	1235	1319	1332	1217	1169	1268	1235	1273
Barclays Capital Aggregate Bond Index (c)	300	299	329	323	328	341	346	347	351	353	368
NYSE & NASDAQ Share Volume (in billions)	246	299	233	219	225	213	250	206	186	192	173
JP Morgan G7 Currency Volatility Index - daily average (d)	11.93	12.92	12.07	12.46	11.07	11.21	12.60	12.95	10.39	10.30	8.70

(a)	Excludes securities lending cash management assets.
(b)	Represents the securities on loan managed by the Investment Services business.
(c)	Period end.
(d)	The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 11 Quarter Trend

	2010				2011				2012
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Market value of assets under management at beginning of period	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299

Net Flows
Long-term	16	12	11	9	31	32	4	16	7	26	9
Money market	(25)	(17)	18	6	(5)	(1)	(15)	7	(9)	(14)	9

Total net flows	(9)	(5)	29	15	26	31	(11)	23	(2)	12	18

Net Market and currency impact/other	(1)	(53)	65	16	31	14	(65)	39	50	(21)	42

Market value of assets under management at end of period (a)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359

(a)	Excludes securities lending cash management assets.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT MANAGEMENT - 11 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Revenue:
Investment management:
Mutual funds	249	254	270	293	283	290	263	237	260	270	283
Institutional clients	280	279	282	300	319	319	311	299	322	321	334
Wealth management fees	159	153	153	157	164	163	157	154	157	158	158

Investment management fees	688	686	705	750	766	772	731	690	739	749	775
Performance fees	13	18	16	75	17	18	11	47	16	54	10
Distribution and servicing	47	49	53	52	51	48	41	41	45	45	47
Other (a)	8	(5)	15	17	34	24	(26)	(11)	52	13	40

Total fee and other revenue	756	748	789	894	868	862	757	767	852	861	872
Net interest revenue	51	52	50	50	52	48	51	55	55	52	52

Total revenue	807	800	839	944	920	910	808	822	907	913	924
Provision for credit losses	—	—	1	2	—	1	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	554	582	621	664	627	641	622	632	619	642	644

Income before taxes (ex. intangible amortization)	253	218	217	278	293	268	186	190	288	271	280
Amortization of intangible assets	59	59	58	61	55	53	53	53	48	48	48

Income before taxes	194	159	159	217	238	215	133	137	240	223	232

Average assets	$33,797	$33,938	$36,194	$37,645	$37,315	$36,741	$36,949	$37,163	$36,475	$35,970	$35,775

Market value of assets under management at period-end (in billions) (b)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359

Pre-tax operating margin
GAAP	24%	20%	19%	23%	26%	24%	16%	17%	26%	24%	25%
Non-GAAP (ex. intangible amortization and net distribution and servicing expense) (c)	35%	31%	29%	33%	36%	33%	26%	26%	36%	34%	34%

(a)	Other revenue includes asset servicing and treasury services revenue.
(b)	Excludes securities lending cash management assets.
(c)	Distribution and servicing expense totaled $88 million, $90 million, $94 million, and $104 million, respectively, for the quarters of 2010 and $110 million, $108 million, $99 million and $95 million, respectively, for the quarters of 2011 and $100 million, $102 million and $107 million for the quarters of 2012.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT SERVICES - 11 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending	597	609	814	855	863	891	862	823	876	872	875
Securities lending revenue	24	30	26	26	27	52	32	35	39	48	37
Issuer services	283	298	318	360	292	314	401	245	251	275	310
Clearing services	230	245	252	278	292	292	297	278	303	309	287
Treasury services	130	124	138	134	133	134	132	133	136	132	135

Total investment services fees	1,264	1,306	1,548	1,653	1,607	1,683	1,724	1,514	1,605	1,636	1,644
Foreign Exchange and other trading revenue	210	245	174	226	209	203	236	196	176	179	158
Other (a)	64	118	87	77	73	81	68	71	71	66	77

Total fee and other revenue (a)	1,538	1,669	1,809	1,956	1,889	1,967	2,028	1,781	1,852	1,881	1,879
Net interest revenue	629	587	568	578	621	649	661	634	642	607	608

Total revenue (b)	2,167	2,256	2,377	2,534	2,510	2,616	2,689	2,415	2,494	2,488	2,487
Provision for credit losses	—	—	—	—	—	—	—	—	16	(14)	(4)
Noninterest expenses (ex. intangible amortization) (b)	1,364	1,465	1,570	1,692	1,702	1,777	1,849	1,706	1,779	2,097	1,735

Income before taxes (ex. intangible amortization)	803	791	807	842	808	839	840	709	699	405	756
Amortization of intangible assets	35	35	48	51	50	50	49	50	48	49	47

Income before taxes	768	756	759	791	758	789	791	659	651	356	709

Average loans	$14,273	$17,053	$17,941	$19,053	$20,554	$22,891	$22,879	$26,804	$25,902	$24,981	$24,361
Average assets	$150,828	$151,917	$158,110	$173,606	$176,162	$191,756	$220,930	$228,668	$214,135	$209,454	$224,289
Average deposits	$120,322	$120,394	$123,298	$135,711	$139,342	$153,863	$181,848	$188,539	$175,055	$172,435	$188,036

Pre-tax operating margin
GAAP	35%	34%	32%	31%	30%	30%	29%	27%	26%	14%	29%
Non-GAAP adjusted (excluding intangible amortization)	37%	35%	34%	33%	32%	32%	31%	29%	28%	16%	30%

Market value of assets under custody and administration at period-end (in trillions)	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9	$25.8	$26.6	$27.1	$27.9

Market value of securities on loan at period-end (in billions) (c)	$253	$248	$279	$278	$278	$273	$250	$269	$265	$275	$259

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Total fee and other revenue includes investment management fees and distribution and servicing revenue.
(b)	On July 1, 2010 and August 2, 2010 the GIS and BAS acquisitions were completed.
(c)	Represents the securities on loan managed by the Investment Services business.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

OTHER - 11 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Revenue:
Fee and other revenue	276	170	119	166	147	269	121	240	166	112	150
Net interest revenue	85	83	100	92	25	34	63	91	68	75	89

Total revenue	361	253	219	258	172	303	184	331	234	187	239
Provision for credit losses	35	20	(23)	(24)	—	(1)	(22)	23	(11)	(5)	(1)
Noninterest expenses (ex. special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	392	172	238	268	249	272	182	245	253	189	218

Income before taxes (ex. special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	(66)	61	4	14	(77)	32	24	63	(8)	3	22
Amortization of intangible assets	3	4	5	3	3	5	4	3	—	—	—

M&I and restructuring charges	33	(1)	71	64	11	18	12	139	9	22	13

Income before taxes	(102)	58	(72)	(53)	(91)	9	8	(79)	(17)	(19)	9

Average loans and leases	$13,639	$13,261	$12,308	$11,808	$11,187	$10,553	$10,652	$10,223	$9,877	$10,248	$9,945
Average assets	$39,892	$42,726	$45,774	$44,936	$44,221	$49,983	$53,584	$50,243	$50,734	$59,578	$58,850

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Investment Management			Investment Services			Other			Consolidated Results
(dollar amounts in millions unless otherwise noted)	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011 (b)	2010 (b)	2009
Revenue:
Investment services fees
Asset servicing	112	94	113	3,585	2,981	2,459	—	1	1	3,697	3,076	2,573
Issuer services	—	—	—	1,252	1,259	1,235	193	201	228	1,445	1,460	1,463
Clearing services	—	—	—	1,159	1,005	958	—	—	4	1,159	1,005	962
Treasury services	2	3	3	532	526	515	1	1	1	535	530	519

Total investment services fees	114	97	116	6,528	5,771	5,167	194	203	234	6,836	6,071	5,517
Investment management fees	2,959	2,829	2,541	53	38	30	3	3	13	3,015	2,870	2,584
Performance fees	93	122	93	1	1	—	—	—	—	94	123	93
Foreign exchange and other trading revenue	—	10	3	844	855	1,081	4	21	(48)	848	886	1,036
Distribution and servicing	181	201	279	6	8	54	—	1	(7)	187	210	326
Financing-related fees	6	6	10	46	45	49	118	144	156	170	195	215
Investment and other income	(100)	(90)	(165)	187	254	289	411	344	213	498	508	337

Total fee revenue	3,253	3,175	2,877	7,665	6,972	6,670	730	716	561	11,648	10,863	10,108
Net Securities gains (losses)	1	12	(76)	—	—	—	47	15	(5,293)	48	27	(5,369)

Total fee and other revenue	3,254	3,187	2,801	7,665	6,972	6,670	777	731	(4,732)	11,696	10,890	4,739
Net interest revenue (expense)	206	203	242	2,565	2,362	2,242	213	360	431	2,984	2,925	2,915

Total revenue	3,460	3,390	3,043	10,230	9,334	8,912	990	1,091	(4,301)	14,680	13,815	7,654
Provision for credit losses	1	3	1	—	—	—	—	8	331	1	11	332
Noninterest expenses (ex. M&I expenses and intangible amortization)	2,522	2,421	2,221	7,034	6,091	5,473	1,037	1,098	1,177	10,593	9,610	8,871

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	937	966	821	3,196	3,243	3,439	(47)	(15)	(5,809)	4,086	4,194	(1,549)
Amortization of intangible assets	214	237	264	199	169	146	15	15	16	428	421	426
Merger & integration expense	—	—	—	—	—	—	91	139	233	91	139	233

Income before taxes, noncontrolling interest and extraordinary (loss)	723	729	557	2,997	3,074	3,293	(153)	(169)	(6,058)	3,567	3,634	(2,208)

Average loans	$6,970	$6,461	$5,821	$23,298	$17,096	$13,754	$10,651	$12,748	$16,849	$40,919	$36,305	$36,424
Average assets	$37,041	$35,407	$21,836	$204,569	$158,676	$151,005	$49,535	$43,353	$37,098	$291,145	$237,436	$209,939
Average deposits	$10,113	$8,240	$6,788	$166,076	$124,969	$120,494	$6,490	$6,229	$7,370	$182,679	$139,438	$134,652

Market value of assets under management at period-end (in billions)	$1,260	$1,172	$1,115	$—	$—	$—	$—	$—	$—	$1,260	$1,172	$1,115

Market value of assets under custody and administration at period-end (in trillions)	$—	$—	$—	$25.8	$25.0	$22.3	$—	$—	$—	$25.8	$25.0	$22.3

Market value of securities on loan at period-end (in billions)	$—	$—	$—	$269	$278	$247	$—	$—	$—	$269	$278	$247

Pre-tax operating margin - GAAP	21%	22%	18%	29%	33%	37%	n/m	n/m	n/m	24%	26%	n/m
Pre-tax operating margin (ex. intangible amortization) - Non-GAAP	27%	29%	27%	31%	35%	39%	n/m	n/m	n/m	27%	29%	n/m
Pre-tax operating margin - Non-GAAP (a)	27%	29%	30%	31%	34%	42%	n/m	n/m	n/m	28%	32%	31%

Memo:
Securities Lending Revenue										183	150	259

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Excludes M&I expenses, tax settlements, support agreement charges, restructuring charges, special litigation, investment write-downs and intangible amortization expense.
(b)	Total fee and other revenue and income before taxes for the years 2010 and 2011 includes income from consolidated investment management funds of $226 million and $200 million, respectively, net of income attributable to noncontrolling interests of $59 million and $50 million, respectively. The net of these income statement line items of $167 million and $150 million, respectively, are included above in fee and other revenue.

n/m – not meaningful

Note: See pages 9-11 for details of revenue/expense items impacting respective business results.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

NONPERFORMING ASSETS

	2010				2011				2012
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Loans:
Other residential mortgages	$204	$229	$238	$244	$245	$236	$228	$203	$188	$177	$166
Wealth Management	58	62	66	59	56	31	32	32	35	35	33
Commercial real estate	50	49	39	44	36	28	28	40	39	30	29
Commercial	40	40	35	34	32	31	21	21	32	31	29
Foreign	7	7	—	7	7	13	13	10	10	9	9
Financial Institutions	95	13	16	5	4	4	12	23	14	3	3

Total nonperforming loans	454	400	394	393	380	343	334	329	318	285	269
Other assets owned	5	6	7	6	6	8	10	12	13	9	5

Total nonperforming assets (a)	$459	$406	$401	$399	$386	$351	$344	$341	$331	$294	$274

Nonperforming assets ratio	1.35%	1.09%	1.06%	1.06%	0.96%	0.83%	0.76%	0.78%	0.77%	0.65%	0.60%
Nonperforming assets ratio excluding margin loans	1.58%	1.29%	1.26%	1.29%	1.26%	1.08%	0.98%	1.09%	1.11%	0.92%	0.83%

Allowance for loan losses/nonperforming loans	114.5	135.5	135.5	126.7	122.9	128.6	117.4	119.8	121.4	127.0	126.0
Allowance for loan losses/nonperforming assets	113.3	133.5	133.2	124.8	121.0	125.6	114.0	115.5	116.6	123.1	123.7
Total allowance for credit losses/nonperforming loans	140.5	161.3	154.3	145.3	145.8	156.0	149.1	151.1	155.3	163.9	169.5
Total allowance for credit losses/nonperforming assets	139.0	158.9	151.6	143.1	143.5	152.4	144.8	145.7	149.2	158.8	166.4

(a)	Loans of consolidated investment management funds are not part of BNY Mellon's loan portfolio. Included in these loans are nonperforming loans for the 1st, 2nd, 3rd and 4th quarters of 2010 of $150 million, $131 million, $231 million and $218 million, respectively, and for 1st, 2nd, 3rd and 4th quarters of 2011 of $239 million, $216 million, $265 million, and $101 million, respectively, and for the 1st, 2nd and 3rd quarters of 2012 $180 million, $155 million and $153 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2010				2011				2012
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Allowance for credit losses:
Allowance for credit losses	$503	$520	$542	$534	$498	$467	$441	$392	$394	$386	$362
Allowance for unfunded commitments	125	118	103	74	73	87	94	106	103	108	105

Allowance for credit losses – beginning of period	628	638	645	608	571	554	535	498	497	494	467

Net (charge-offs)/recoveries
Charge-offs	(37)	(14)	(17)	(17)	(19)	(21)	(17)	(25)	(10)	(10)	(8)
Recoveries	12	1	2	2	2	2	2	1	2	2	2

0Total Net (charge-offs)/recoveries	(25)	(13)	(15)	(15)	(17)	(19)	(15)	(24)	(8)	(8)	(6)

Provision for credit losses	35	20	(22)	(22)	—	—	(22)	23	5	(19)	(5)

Allowance for credit losses – end of period	638	645	608	571	554	535	498	497	494	467	456

Allowance for loan losses	$520	$542	$534	$498	$467	$441	$392	$394	$386	$362	$339
Allowance for unfunded commitments	118	103	74	73	87	94	106	103	108	105	117

Allowance for credit losses – end of period	638	645	608	571	554	535	498	497	494	467	456

Allowance for loan losses as a percentage of total loans	1.54%	1.46%	1.41%	1.32%	1.17%	1.05%	0.87%	0.90%	0.90%	0.80%	0.74%